                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

September 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.

    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.

    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]

Richard F. Powers III

Chairman

Van Kampen Asset Management Inc.

[SIG]

Dennis J. McDonnell

President

Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH
    Americans continued their spending spree over the past 12 months, keeping the economy growing at a healthy pace. Although the economic environment remained positive, we experienced a slowdown over the last several months from the rapid growth early in the reporting period. The nation's gross domestic product (GDP) peaked at 6.0 percent in the fourth quarter of 1998, then fell to more sustainable levels in the first and second quarters of 1999.

EMPLOYMENT SITUATION
    The strong job market helped encourage continued economic growth by making consumers confident enough to spend at a brisk pace. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages and the number of jobs created continued to climb. However, some economists expressed concerns about the job market in recent months, with wages still increasing but productivity remaining stagnant. This has pushed the cost of labor higher, as evidenced by the Employment Cost Index, which jumped sharply in the second quarter of 1999.

INFLATION AND INTEREST RATES
    In addition to strong growth levels, inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed lowered interest rates 0.25 percent three times in the fall of 1998 in response to economic pressures, but, during the summer of 1999, reversed two of those decreases to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                    August 31, 1997, through August 31, 1999
                      [Interest Rates and Inflation Graph]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Aug 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1999

                         VAN KAMPEN CORPORATE BOND FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....   (1.02%)    (1.78%)     (1.78%)

One-year total return(2).................   (5.71%)    (5.50%)     (2.71%)

Five-year average annual total
return(2)................................    5.78%      5.73%       5.97%

Ten-year average annual total
return(2)................................    6.94%        N/A         N/A

Life-of-Fund average annual total
return(2)................................    7.98%      5.29%       4.16%

Commencement date........................  09/23/71   09/28/92   08/30/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    6.30%      5.82%       5.82%

SEC Yield(4).............................    6.43%      5.98%       5.97%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Corporate Bond Fund vs. the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index (August 31, 1989, through
    August 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]

                                                                           LIPPER CORPORATE BBB-RATED   LEHMAN BROTHERS CORPORATE
                                                VK CORPORATE BOND FUND               INDEX                     BOND INDEX
                                                ----------------------     --------------------------   -------------------------
Aug 1989                                                 9523                        10000                         10000
                                                         9439                        10017                         10046
                                                         9531                        10179                       10277.1
                                                         9595                        10250                         10348
                                                         9559                        10247                         10360
                                                         9479                        10098                       10229.9
                                                         9457                        10103                       10259.5
                                                         9472                        10123                       10268.8
                                                         9398                        10035                         10162
                                                         9653                        10306                       10490.2
                                                         9758                        10473                       10669.6
                                                         9926                        10605                       10790.1
Aug 1990                                                 9803                        10445                       10618.6
                                                         9819                        10479                       10667.4
                                                         9834                        10542                       10715.4
                                                        10054                        10757                       10936.2
                                                        10232                        10914                       11090.4
                                                        10304                        11044                       11231.2
                                                        10442                        11175                       11423.3
                                                        10580                        11269                       11563.8
                                                        10719                        11415                       11714.1
                                                        10810                        11489                       11794.9
                                                        10802                        11460                       11793.8
                                                        10910                        11585                       11963.6
Aug 1991                                                11138                        11665                         12234
                                                        11366                        12123                         12486
                                                        11478                        12234                       12604.6
                                                        11572                        12332                       12728.1
                                                        11945                        12795                       13144.3
                                                        11831                        12640                         12980
                                                        11893                        12710                       13104.6
                                                        11919                        12667                       13048.3
                                                        11964                        12733                       13113.5
                                                        12188                        12992                         13406
                                                        12378                        13182                       13615.1
                                                        12732                        13544                       13978.6
Aug 1992                                                12851                        13669                       14087.6
                                                        12971                        13835                       14258.1
                                                        12739                        13591                       14004.3
                                                        12748                        13607                       14026.7
                                                        12959                        13833                       14286.2
                                                        13210                        14135                       14619.1
                                                        13462                        14469                       14955.3
                                                        13581                        14558                       15007.7
                                                        13682                        14667                       15123.2
                                                        13726                        14702                       15141.4
                                                        14023                        15033                       15509.3
                                                        14184                        15173                         15621
Aug 1993                                                14583                        15526                       16009.9
                                                        14608                        15571                       16048.4
                                                        14633                        15679                       16128.6
                                                        14452                        15499                       15930.2
                                                        14472                        15603                       16024.2
                                                        14716                        15874                       16335.1
                                                        14471                        15528                       15949.6
                                                        14102                        15085                       15459.9
                                                        13896                        14903                       15311.5
                                                        13792                        14865                       15254.9
                                                        13771                        14804                       15216.7
                                                        14044                        15057                       15601.7
Aug 1994                                                14065                        15116                       15618.9
                                                        13832                        14907                       15328.4
                                                        13768                        14860                       15293.1
                                                        13768                        14820                       15268.6
                                                        13854                        14894                       15395.4
                                                        14116                        15135                       15721.7
                                                        14422                        15480                       16174.5
                                                        14555                        15602                       16307.1
                                                        14799                        15883                       16582.7
                                                        15558                        16588                       17363.8
                                                        15625                        16693                       17520.1
                                                        15557                        16654                         17443
Aug 1995                                                15853                        16899                       17723.8
                                                        16035                        17097                         17933
                                                        16265                        17324                       18166.1
                                                        16519                        17609                         18513
                                                        16798                        17899                       18818.5
                                                        16891                        18044                       18940.8
                                                        16375                        17664                         18490
                                                        16257                        17534                       18332.9
                                                        16090                        17422                       18180.7
                                                        16114                        17410                         18148
                                                        16330                        17610                       18414.8
                                                        16330                        17653                       18449.8
Aug 1996                                                16282                        17645                       18392.6
                                                        16600                        17998                       18782.5
                                                        17020                        18429                       19295.2
                                                        17393                        18840                       19708.2
                                                        17245                        18658                       19436.2
                                                        17321                        18718                       19463.4
                                                        17373                        18824                       19545.2
                                                        17120                        18534                       19240.2
                                                        17402                        18807                       19532.7
                                                        17635                        19023                       19753.4
                                                        17868                        19307                       20033.9
                                                        18597                        19974                       20767.2
Aug 1997                                                18311                        19709                       20459.8
                                                        18627                        20056                       20817.8
                                                        18840                        20260                       22846.2
                                                        18948                        20359                       22974.2
                                                        19083                        20577                       23217.7
                                                        19353                        20840                         23494
                                                        19327                        20832                       23486.9
                                                        19437                        20938                       23573.8
                                                        19521                        21028                       23722.3
                                                        19742                        21208                       24004.6
                                                        19876                        21363                       24182.3
                                                        19872                        21346                       24160.5
Aug 1998                                                19756                        21192                       24274.1
                                                        20089                        21628                       25060.5
                                                        20028                        21361                       24674.6
                                                        20450                        21756                       25138.5
                                                        20467                        21810                       25211.4
                                                        20570                        21998                         25461
                                                        19982                        21524                       24857.6
                                                        20173                        21764                         25034
                                                        20249                        21921                       25106.9
                                                        19856                        21625                       24770.5
                                                        19697                        21511                       24641.7
                                                        19626                        21402                       24506.1
Aug 1999                                                19555                        21323                       24447.3

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                       CORPORATE BOND FUND ANNUAL REPORT

We recently spoke with the management team of the Van Kampen Corporate Bond Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes C. Kelly Gilbert, portfolio manager, Reid
J. Hill, assistant portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Ms. Gilbert assumed management responsibilities for the Fund on June 1, 1999. The following excerpts reflect their views on the Fund's performance during the 12-month reporting period ended August 31, 1999.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

 A The last quarter of 1998 was marked by a series of interest-rate cuts by the Federal Reserve Board, implemented to restore order to a volatile market. This intervention paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and inflation remained moderate. Consequently, yield spreads narrowed between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).

    However, the good news for the fixed-income market was quelled in the second quarter of 1999, as investors became distracted by expectations of rising inflation and warnings of additional action from the Fed. This development prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike while reassuring fixed-income investors that additional action seemed unnecessary at that time.

    By the beginning of August, however, rumblings of another rate hike were once again triggered by indications of a further increase in inflation and a strengthening economy. At the end of the month, the Fed boosted rates a second time to 5.25 percent. Bond prices grew erratic at the possibility of a third increase by the end of the year, and dropped for the final four days of the reporting period.

 Q    HOW DID THE CORPORATE BOND MARKET BEHAVE DURING THIS TIME?

 A At the beginning of 1999, corporate bonds initially participated in the cautious recovery of the fixed-income market. However, yield spreads between investment-grade corporate bonds and Treasuries widened during the second quarter, erasing nearly all of the significant tightening that corporate bond yields had achieved in early 1999. Uncertainty over movement by the Fed, widening spreads, and a substantial increase in new issuance decreased liquidity and put pressure on the corporate bond market. Expectations of record-high levels of supply in September, and concerns about how that supply would be greeted by the market, caused spreads to widen through the end of August. Because so many issuers are expected to release new bonds into the market in the third quarter, to precede any year 2000 uncertainties, it remains to be seen how this issuance will be received by investors.

Q     HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A The volatility and uncertainty that dominated much of the Fund's reporting period underlined the importance of a disciplined investment strategy. As a result, we looked to the Fund's benchmark, the Lehman Brothers BBB
Corporate Bond Index, as a guide for establishing market weightings within the sectors held in the portfolio. Aligning the Fund's portfolio with the benchmark weightings enabled us to maintain diversification in different sectors and securities, enhance liquidity by choosing larger issues, and seek to reduce risk.

    As a result, we decreased the Fund's significant exposure to the industrial sector in favor of increased weightings in the finance and utilities sectors. We accomplished this by decreasing or eliminating industrial holdings, such as Tenet, which was reduced due to concerns about the welfare of health-care companies. In turn, we added to positions like Niagara Mohawk and, more recently, Texas Utilities, which boosted our exposure to the utilities sector. Our additions in the utilities sector were well-timed: we were able to capitalize on widening spreads in the sector, which contributed to the Fund's return.

    We also looked for ways to improve the Fund's credit quality, which was aided by an increase in the level of BBB rated and higher issuance during the period. We also pursued this objective by selling some of our lower-rated Yankee bonds, such as Argentina and South Africa, which were plagued by political turmoil. We added higher-rated Yankee bonds, including A rated Quebec, and increased our exposure to U.S. Treasuries. As we're able to monitor the quality and variety of fourth-quarter issuance, we'll look for opportunities to redeploy these assets into similar credit quality bonds.

Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

A The Fund's credit quality allocation continued to be concentrated in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 35 percent of the portfolio was allocated to A rated and higher securities, and 50 percent of the portfolio was invested in BBB rated securities. The remaining 15 percent was allocated to securities rated BB and below. This allocation benefited the Fund during the last six months of the reporting period, as BBB and BB rated securities outperformed A rated securities by 90 basis points and 363 basis points, respectively.

    We also continued to focus on managing the Fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the Fund's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers BBB Corporate Bond Index. Because interest rates rose during the second half of the reporting period, the long duration position contributed negatively to the Fund's return during this time. At the end of the period, the Fund's duration was 6.21 years, which is slightly longer than the benchmark duration of 5.94 years. For additional Fund portfolio highlights, please refer to page 9.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A For the 12 months ended August 31, 1999, the Fund generated a total return of -1.02 percent(1) (Class A shares at net asset value). For the same period, the return for the Lipper Corporate Debt BBB fund category average was 0.78 percent. By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers BBB Corporate Bond Index produced total returns of 0.70 and
1.21 percent, respectively. These broad-based, unmanaged indices reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?

A Generally, the picture for the corporate bond market has improved from six months ago, and certainly from 12 months ago. The story for the remainder of the year will hinge on the market's preparation for year 2000, and how the market reacts to issuers rushing to bring new bonds to the market as investors catch up from a relatively sluggish summer. We'll continue to monitor the level of supply for opportunities to add new securities to the portfolio.

    As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of corporate bonds will remain unchanged. We will look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Fund's performance.


[SIG]
C. Kelly Gilbert
Portfolio Manager


[SIG]
Reid J. Hill
Assistant Portfolio
Manager


[SIG]
Peter W. Hegel
Chief Investment
Officer
Fixed Income
Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

YANKEE BONDS: U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN CORPORATE BOND FUND
CREDIT QUALITY*

AS OF AUGUST 31, 1999
[PIE CHART]

AAA/AAA                             AA/AA              A/A             BBB/BAA            BB/BA              B/B          NON-RATED
-------                             -----              ---             -------            -----              ---          ---------
    5.2%                              4.3%            24.9%               50.1%            14.3%             0.4%               0.8%

AS OF AUGUST 31, 1998
[PIE CHART]

AAA/AAA                               AA/AA                A/A               BBB/BAA              BB/BA                B/B
-------                               -----                ---               -------              -----                ---
    2.2%                                4.2%              21.8%                 55.1%              16.5%               0.2%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DIVIDEND HISTORY FOR THE PERIOD ENDED AUGUST 31, 1999
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
'Sep 1998'                                                                     $  .0385
'Oct 1998'                                                                     $  .0385
'Nov 1998'                                                                     $  .0385
'Dec 1998'                                                                     $  .0360
'Jan 1999'                                                                     $  .0360
'Feb 1999'                                                                     $  .0360
'Mar 1999'                                                                     $  .0360
'Apr 1999'                                                                     $  .0360
'May 1999'                                                                     $  .0360
'Jun 1999'                                                                     $  .0360
'Jul 1999'                                                                     $  .0360
'Aug 1999'                                                                     $  .0360

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                      AUGUST 31, 1999                    AUGUST 31, 1998
                                                                      ---------------                    ---------------
Consumer Services                                                                17.1%                              20.9%
Finance                                                                          15.4%                              11.2%
Utilities                                                                        14.9%                               8.8%
Energy                                                                           10.7%                              11.9%
Raw Materials/Processing Industries                                               8.7%                               9.6%

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE BOND  90.0%
         CONSUMER DISTRIBUTION  2.6%
$3,000   Kroger Co., 144A --
         Private Placement (a)................     7.250%     06/01/09    $  2,907,993
 2,000   Nabisco, Inc.........................     7.550      06/15/15       1,953,372
 1,500   Safeway, Inc.........................     6.050      11/15/03       1,444,901
                                                                          ------------
                                                                             6,306,266
                                                                          ------------
         CONSUMER DURABLES  1.7%
   750   Brunswick Corp.......................     7.125      08/01/27         667,265
 1,000   Chrysler Corp........................     7.450      03/01/27         982,356
 2,500   Ford Motor Co........................     7.450      07/16/31       2,460,750
                                                                          ------------
                                                                             4,110,371
                                                                          ------------
         CONSUMER NON-DURABLES  2.0%
   750   Dimon, Inc...........................     8.875      06/01/06         678,750
 2,500   Pepsi Bottling Group, Inc............     7.000      03/01/29       2,278,600
 2,000   Westpoint Stevens, Inc., 144A --
         Private Placement (a)................     7.875      06/15/05       1,940,000
                                                                          ------------
                                                                             4,897,350
                                                                          ------------
         CONSUMER SERVICES  16.8%
 1,250   A.H. Belo Corp.......................     7.125      06/01/07       1,199,173
 2,500   Clear Channel Communications, Inc....     7.250      10/15/27       2,236,100
 4,000   Comcast Cable Communications, Inc....     6.200      11/15/08       3,660,000
 5,000   Cox Communications, Inc..............     6.875      06/15/05       4,847,535
 1,250   CSC Holdings, Inc....................     7.875      12/15/07       1,210,937
 2,500   CSC Holdings, Inc....................     7.875      02/15/18       2,300,000
 1,000   Harcourt General, Inc................     7.200      08/01/27         889,643
 1,250   Harcourt General, Inc................     8.875      06/01/22       1,312,007
 5,000   ITT Corp.............................     6.750      11/15/05       4,462,500
 6,000   News America Holdings, Inc...........     8.875      04/26/23       6,337,656
 2,500   Park Place Entertainment Corp., 144A
         --Private Placement (a)..............     7.950      08/01/03       2,472,125
   375   Premier Parks, Inc. (b)..............  0/10.000      04/01/08         249,375
   250   Premier Parks, Inc...................     9.250      04/01/06         244,063
   200   Premier Parks, Inc...................     9.750      06/15/07         199,750

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$2,500   Royal Caribbean Cruises Ltd..........     7.500%     10/15/27    $  2,268,192
 1,500   Stewart Enterprises, Inc.............     6.400      05/01/03       1,448,658
 2,000   TCI Communications, Inc..............     9.250      01/15/23       2,149,420
 3,000   Viacom, Inc..........................     7.750      06/01/05       3,030,000
                                                                          ------------
                                                                            40,517,134
                                                                          ------------
         ENERGY  10.6%
 6,300   Ashland Oil, Inc.....................     8.800      11/15/12       6,852,415
   750   Barrett Resources Corp...............     7.550      02/01/07         703,125
 1,500   Conoco, Inc..........................     5.900      04/15/04       1,444,278
 5,300   PDV America, Inc.....................     7.875      08/01/03       4,921,050
 1,500   Petroliam Nasional Berhad, 144A --
         Private Placement (Malaysia) (a).....     7.625      10/15/26       1,173,399
 5,000   Phillips Petroleum Co................     8.860      05/15/22       5,208,035
 1,000   R & B Falcon Corp....................     6.500      04/15/03         890,000
 4,000   Union Oil Co.........................     9.125      02/15/06       4,285,320
                                                                          ------------
                                                                            25,477,622
                                                                          ------------
         FINANCE  15.2%
 3,500   American Re Corp., Ser B.............     7.450      12/15/26       3,416,178
 5,000   Associates Corp. North America.......     5.500      02/15/04       4,708,120
 2,000   Avalonbay Communities................     7.500      08/01/09       1,920,718
 3,000   Cez Finance B V (Netherlands)........     7.125      07/15/07       2,737,500
 1,500   Household Finance Corp...............     8.375      11/15/01       1,556,463
 2,500   International Lease Finance Corp.....     8.375      12/15/04       2,635,960
 4,000   Lehman Brothers Holdings, Inc........     8.500      05/01/07       4,151,892
 2,903   PNPP II Funding Corp.................     8.510      11/30/06       2,989,593
 3,000   Royal Bank Scotland Group............     6.375      02/01/11       2,746,128
 4,500   Ryder Systems, Inc...................     9.250      05/15/01       4,682,079
 5,000   Suntrust Bank Atlanta................     7.250      09/15/06       5,016,095
                                                                          ------------
                                                                            36,560,726
                                                                          ------------
         HEALTHCARE  5.6%
 2,000   Aetna Services, Inc..................     7.125      08/15/06       1,975,066
 1,000   Allegiance Corp......................     7.800      10/15/16       1,021,781

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         HEALTHCARE (CONTINUED)
$4,000   Baxter International, Inc............     6.625%     02/15/28    $  3,538,344
 1,500   Beckman Coulter, Inc.................     7.450      03/04/08       1,408,125
   500   Manor Care, Inc......................     7.500      06/15/06         484,297
 3,000   Tenet Healthcare Corp., Ser B........     8.125      12/01/08       2,805,000
 2,500   Tyco International Group SA..........     6.125      11/01/08       2,304,373
                                                                          ------------
                                                                            13,536,986
                                                                          ------------
         OIL & GAS  0.4%
 1,000   Transcontinental Gas Pipeline
         Corp.................................     7.250      12/01/26         917,699
                                                                          ------------
         PRODUCER MANUFACTURING  2.6%
 1,000   Cemex SA de C.V., 144A --
         Private Placement (Mexico) (a).......     9.250      06/17/02       1,015,000
 5,000   Federal-Mogul Corp...................     7.875      07/01/10       4,675,000
   750   Waste Management, Inc................     7.000      10/01/04         693,959
                                                                          ------------
                                                                             6,383,959
                                                                          ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES  8.6%
 1,000   Carter Holt Harvey Ltd...............     8.375      04/15/15       1,019,528
 4,000   Crown Cork & Seal, Inc...............     8.000      04/15/23       3,627,320
 4,000   Federal Paper Board, Inc.............     8.875      07/01/12       4,391,916
 1,750   Idex Corp............................     6.875      02/15/08       1,593,277
 4,000   IMC Global, Inc......................     6.875      07/15/07       3,786,668
 1,000   IMC Global, Inc......................     7.300      01/15/28         903,798
 3,000   Lafarge Corp.........................     6.500      07/15/08       2,809,971
 1,250   Owens Illinois, Inc..................     7.150      05/15/05       1,181,250
   250   Pride International, Inc.............     9.375      05/01/07         251,250
   450   Sequa Corp...........................     9.000      08/01/09         443,813
   750   Smithfield Foods, Inc................     7.625      02/15/08         697,500
                                                                          ------------
                                                                            20,706,291
                                                                          ------------
         TECHNOLOGY  3.3%
 5,000   Lucent Technologies..................     6.450      03/15/29       4,475,920

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
<->      TECHNOLOGY (CONTINUED)
$  500   Raytheon Co..........................     7.200%     08/15/27    $    470,206
 3,000   Sun Microsystems, Inc................     7.500      08/15/06       2,971,947
                                                                          ------------
                                                                             7,918,073
                                                                          ------------
         TRANSPORTATION  6.2%
 3,000   AMR Corp.............................     9.500      05/15/01       3,117,711
 2,000   Delta Airlines, Inc..................     9.750      05/15/21       2,280,218
 4,000   Union Pacific Corp...................     8.350      05/01/25       3,987,804
 5,000   United Airlines, Inc., Ser 91A2......    10.020      03/22/14       5,542,775
                                                                          ------------
                                                                            14,928,508
                                                                          ------------
         UTILITIES  14.4%
 1,000   360 Communications Co................     7.125      03/01/03       1,006,417
 1,000   AES Corp.............................     9.500      06/01/09       1,008,750
 1,000   Arizona Public Service Co............     8.750      01/15/24       1,011,082
 2,000   Arizona Public Service Co............     9.500      04/15/21       2,079,534
 1,000   CMS Energy Corp......................     7.500      01/15/09         913,750
 2,000   CMS Energy Corp., Ser B..............     6.750      01/15/04       1,890,000
 2,500   Edison Mission Energy, 144A --
         Private Placement (a)................     7.730      06/15/09       2,502,885
 1,000   Gulf States Utilities Co.............     8.940      01/01/22       1,052,232
 4,750   MCI Worldcom, Inc....................     6.950      08/15/28       4,412,451
   250   Metronet Communications Corp.
         (Canada) (b).........................   0/9.950      06/15/08         191,250
 1,250   Niagara Mohawk Power Corp............     7.375      08/01/03       1,268,591
 3,250   Niagara Mohawk Power Corp............     7.625      10/01/05       3,250,000
 5,000   Southern Energy, Inc., 144A --
         Private Placement (a)................     7.900      07/15/09       4,863,580
 4,000   Sprint Capital Corp..................     6.125      11/15/08       3,663,420
   750   Telefonica De Argentina SA, 144A --
         Private Placement (Argentina) (a)....     9.875      07/01/02         746,250
 2,500   Texas Utilities Electric Co..........     8.250      04/01/04       2,626,452
   500   UtiliCorp United, Inc................     6.700      10/15/06         498,456
 2,000   Yorkshire Power Finance Ltd., Ser
         B....................................     6.496      02/25/08       1,816,168
                                                                          ------------
                                                                            34,801,268
                                                                          ------------

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
  TOTAL CORPORATE BOND  90.0%.........................................    $217,062,253
                                                                          ------------
         GOVERNMENT OBLIGATIONS  8.4%
   650   Providence of Saskatchewan
         (Canada).............................     8.000%     02/01/13         688,798
 2,500   Quebec Province (Canada).............     8.800      04/15/03       2,665,525
 2,500   United Mexican States (Mexico).......     9.875      01/15/07       2,490,625
 2,000   United Mexican States (Mexico).......    10.375      02/17/09       2,002,500
 5,500   United States Treasury Notes.........     5.250      05/15/04       5,354,800
 7,000   United States Treasury Notes.........     5.750      10/31/02       6,979,280
                                                                          ------------
  TOTAL GOVERNMENT OBLIGATIONS........................................      20,181,528
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $243,300,729).................................................     237,243,781
REPURCHASE AGREEMENT  0.3%
  BankAmerica Securities ($810,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/99 to be sold on 09/01/99 at $810,123)
  (Cost $810,000).....................................................         810,000
                                                                          ------------
TOTAL INVESTMENTS  98.7%
  (Cost $244,110,729).................................................     238,053,781
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%...........................       3,182,059
                                                                          ------------
NET ASSETS  100.0%....................................................    $241,235,840
                                                                          ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $244,110,729).......................    $238,053,781
Receivables:
  Interest..................................................       4,542,227
  Fund Shares Sold..........................................         215,561
Other.......................................................          60,435
                                                                ------------
      Total Assets..........................................     242,872,004
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         728,643
  Income Distributions......................................         399,747
  Distributor and Affiliates................................         185,969
  Investment Advisory Fee...................................          98,648
  Custodian Bank............................................           1,640
Trustees' Deferred Compensation and Retirement Plans........         143,636
Accrued Expenses............................................          77,881
                                                                ------------
      Total Liabilities.....................................       1,636,164
                                                                ------------
NET ASSETS..................................................    $241,235,840
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $249,697,897
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (496,663)
Accumulated Net Realized Loss...............................      (1,908,446)
Net Unrealized Depreciation.................................      (6,056,948)
                                                                ------------
NET ASSETS..................................................    $241,235,840
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $172,943,017 and 26,483,965 shares of
    beneficial interest issued and outstanding).............    $       6.53
    Maximum sales charge (4.75%* of offering price).........             .33
                                                                ------------
    Maximum offering price to public........................    $       6.86
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,983,514 and 8,286,570 shares of
    beneficial interest issued and outstanding).............    $       6.51
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,309,309 and 2,196,756 shares of
    beneficial interest issued and outstanding).............    $       6.51
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 19,125,343
Other.......................................................          13,760
                                                                ------------
    Total Income............................................      19,139,103
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,243,046
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $431,219, $592,171 and $140,497,
  respectively).............................................       1,163,887
Shareholder Services........................................         635,030
Trustees' Fees and Related Expenses.........................          34,072
Custody.....................................................          28,740
Legal.......................................................          12,975
Other.......................................................         279,546
                                                                ------------
    Total Expenses..........................................       3,397,296
    Less Credits Earned on Overnight Cash Balances..........           4,875
                                                                ------------
    Net Expenses............................................       3,392,421
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 15,746,682
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    325,887
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      13,342,797
  End of the Period.........................................      (6,056,948)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (19,399,745)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(19,073,858)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (3,327,176)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                       Year Ended        Year Ended
                                                     August 31, 1999   August 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $ 15,746,682      $ 14,055,824
Net Realized Gain...................................       325,887           897,823
Net Unrealized Appreciation/Depreciation During the
  Period............................................   (19,399,745)          911,483
                                                      ------------      ------------
Change in Net Assets from Operations................    (3,327,176)       15,865,130
                                                      ------------      ------------
Distributions from Net Investment Income*...........   (15,746,682)      (14,433,446)
Distributions in Excess of Net Investment Income*...      (288,603)         (430,640)
                                                      ------------      ------------
  Total Distributions...............................   (16,035,285)      (14,864,086)
                                                      ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................   (19,362,461)        1,001,044
                                                      ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    91,705,930        92,822,340
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................    11,420,680        10,139,695
Cost of Shares Repurchased..........................   (92,118,867)      (54,403,687)
                                                      ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................    11,007,743        48,558,348
                                                      ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............    (8,354,718)       49,559,392
NET ASSETS:
Beginning of the Period.............................   249,590,558       200,031,166
                                                      ------------      ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $496,663 and $386,213, respectively)...........  $241,235,840      $249,590,558
                                                      ============      ============

              *Distributions by Class
--------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.................................... $(11,936,650)  $(11,934,964)
  Class B Shares....................................   (3,314,387)    (2,562,029)
  Class C Shares....................................     (784,248)      (367,093)
                                                     ------------   ------------
                                                     $(16,035,285)  $(14,864,086)
                                                     ============   ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Year Ended August 31,
                                     ------------------------------------------
          Class A Shares              1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................  $7.026   $6.967   $6.650   $ 6.94   $ 6.62
                                     ------   ------   ------   ------   ------
  Net Investment Income............    .433     .454     .494     .479      .48
  Net Realized and Unrealized
    Gain/Loss......................   (.489)    .085     .309    (.289)     .32
                                     ------   ------   ------   ------   ------
Total from Investment Operations...   (.056)    .539     .803     .190      .80
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .440     .480     .486     .480      .48
                                     ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period...........................  $6.530   $7.026   $6.967   $6.650   $ 6.94
                                     ======   ======   ======   ======   ======
Total Return (a)...................  (1.02%)   7.89%   12.46%    2.71%   12.71%
Net Assets at End of the Period (In
  millions)........................  $172.9   $186.0   $160.9   $162.9   $169.0
Ratio of Expenses to Average Net
  Assets (b).......................   1.08%    1.08%    1.13%    1.10%    1.13%
Ratio of Net Investment Income to
  Average Net Assets (b)...........   6.26%    6.40%    7.16%    6.90%    7.22%
Portfolio Turnover.................     43%      17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Year Ended August 31,
                                     ------------------------------------------
          Class B Shares              1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................  $7.011   $6.955   $6.642   $ 6.94   $ 6.62
                                     ------   ------   ------   ------   ------
  Net Investment Income............    .379     .412     .438     .424      .42
  Net Realized and Unrealized
    Gain/Loss......................   (.490)    .071     .308    (.290)     .33
                                     ------   ------   ------   ------   ------
Total from Investment Operations...   (.111)    .483     .746     .134      .75
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .386     .427     .433     .432      .43
                                     ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period...........................  $6.514   $7.011   $6.955   $6.642   $ 6.94
                                     ======   ======   ======   ======   ======
Total Return (a)...................  (1.78%)   6.95%   12.19%    1.85%   11.86%
Net Assets at End of the Period (In
  millions)........................  $ 54.0   $ 53.8   $ 34.0   $ 26.9   $ 19.2
Ratio of Expenses to Average Net
  Assets (b).......................   1.86%    1.85%    1.91%    1.90%    1.94%
Ratio of Net Investment Income to
  Average Net Assets (b)...........   5.47%    5.59%    6.37%    6.12%    6.40%
Portfolio Turnover.................     43%      17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Year Ended August 31,
                                     ------------------------------------------
          Class C Shares              1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................  $7.011   $6.956   $6.639   $ 6.93   $ 6.62
                                     ------   ------   ------   ------   ------
  Net Investment Income............    .388     .419     .434     .426      .42
  Net Realized and Unrealized
    Gain/Loss......................   (.499)    .063     .316    (.285)     .32
                                     ------   ------   ------   ------   ------
Total from Investment Operations...   (.111)    .482     .750     .141      .74
Less Distributions from and in
  Excess of Net Investment
  Income...........................    .386     .427     .433     .432      .43
                                     ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period...........................  $6.514   $7.011   $6.956   $6.639   $ 6.93
                                     ======   ======   ======   ======   ======
Total Return (a)...................  (1.78%)   6.95%   11.63%    2.00%   11.70%
Net Assets at End of the Period (In
  millions)........................  $ 14.3   $  9.8   $  5.1   $  5.9   $  4.1
Ratio of Expenses to Average Net
  Assets (b).......................   1.86%    1.85%    1.92%    1.90%    1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)...........   5.47%    5.55%    6.38%    6.14%    6.40%
Portfolio Turnover.................     43%      17%      18%      34%      25%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

                                August 31, 1999
--------------------------------------------------------------------------------

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,868,760 which will expire between August 31, 2000 and August 31, 2005. Of this amount, $1,821,919 will expire on August 31, 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At August 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $244,150,417; the aggregate gross unrealized appreciation is $2,712,574 and the aggregate gross unrealized depreciation is $8,809,210, resulting in net unrealized depreciation on long- and short-term investments of $6,096,636.

                                August 31, 1999
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $5,000 related to consent fee income were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss and $13,514,655 related to the expiration of a portion of the capital loss carryforward was reclassified from accumulated net realized gain/loss to capital. Additionally, $183,153 relating to distributions in excess of taxable income for the fiscal year 1999 was reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS--During the year ended August 31, 1999, the Fund's custody fee was reduced by $4,875 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser
will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                     % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the year ended August 31, 1999, the Fund recognized expenses of approximately $13,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended August 31, 1999, the Fund recognized expenses of approximately $96,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                                August 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1999, the Fund recognized expenses of approximately $442,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At August 31, 1999, capital aggregated $181,252,139, $53,996,437 and $14,449,321 for Classes A, B and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                 SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   7,268,437    $ 50,418,909
  Class B.....................................   4,481,690      31,108,300
  Class C.....................................   1,466,291      10,178,721
                                               -----------    ------------
Total Sales...................................  13,216,418    $ 91,705,930
                                               ===========    ============
Dividend Reinvestment:
  Class A.....................................   1,243,608    $  8,574,540
  Class B.....................................     337,181       2,317,850
  Class C.....................................      77,099         528,290
                                               -----------    ------------
Total Dividend Reinvestment...................   1,657,888    $ 11,420,680
                                               ===========    ============
Repurchases:
  Class A.....................................  (8,495,350)   $(58,320,540)
  Class B.....................................  (4,206,917)    (28,714,694)
  Class C.....................................    (746,885)     (5,083,633)
                                               -----------    ------------
Total Repurchases............................. (13,449,152)   $(92,118,867)
                                               ===========    ============

                                August 31, 1999
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $190,399,189, $52,350,550 and
$9,638,223 for Classes A, B and C, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     7,628,952    $ 54,313,505
  Class B....................................     4,450,037      31,604,203
  Class C....................................       971,515       6,904,632
                                                 ----------    ------------
Total Sales..................................    13,050,504    $ 92,822,340
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................     1,165,005    $  8,276,050
  Class B....................................       236,853       1,679,288
  Class C....................................        26,012         184,357
                                                 ----------    ------------
Total Dividend Reinvestment..................     1,427,870    $ 10,139,695
                                                 ==========    ============
Repurchases:
  Class A....................................    (5,430,218)   $(38,590,584)
  Class B....................................    (1,897,082)    (13,463,546)
  Class C....................................      (331,118)     (2,349,557)
                                                 ----------    ------------
Total Repurchases............................    (7,658,418)   $(54,403,687)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996, automatically convert to Class A shares after the sixth year following purchase. For the year ended August 31, 1999, 814,389 Class B shares automatically converted to Class A shares. The CDSC will

                                August 31, 1999
--------------------------------------------------------------------------------

be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................     4.00%           1.00%
Second..........................................     4.00%            None
Third...........................................     3.00%            None
Fourth..........................................     2.50%            None
Fifth...........................................     1.50%            None
Sixth and Thereafter............................      None            None

    For the year ended August 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $66,400 and CDSC on redeemed shares of approximately $138,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $125,262,306 and $106,333,266, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on

                                August 31, 1999
--------------------------------------------------------------------------------

U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1999 are payments retained by Van Kampen of approximately $570,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Corporate Bond Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
October 6, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Equity
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                         VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

STEPHEN L. BOYD*
PETER W. HEGEL*

MICHAEL SANTO*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen Funds Inc., 1999.
   All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After January 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32